UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 24, 2025 (February 19, 2025)
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Appointment of Director
On February 19, 2025, the board of directors (the “Board”) of Marriott Vacations Worldwide Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, voted to appoint Matthew E. Avril and James A. (“Jim”) Dausch as directors of the Board, effective March 4, 2025. In connection with Messrs. Avril and Dausch’s appointments, the Board temporarily increased the size of the Board to 13 directors. Neither Mr. Avril nor Mr. Dausch has been appointed to any committees at this time. Messrs. Avril and Dausch were appointed to serve as members of the Board until the 2025 annual meeting of stockholders, or until their respective successor is duly elected and qualified.
Messrs. Avril and Dausch will each be entitled to applicable cash retainer fees and an annual equity grant pursuant to the Company’s director compensation arrangements under terms consistent with those previously disclosed by the Company. There is no other arrangement or understanding between either Mr. Avril or Mr. Dausch and any other person pursuant to which either was appointed as a director of the Board. There are no family relationships between either Mr. Avril or Mr. Dausch and any other director of the Company or executive officers of the Company. Neither Mr. Avril nor Mr. Dausch is party to any agreement or transaction that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Avril has over 30 years of executive experience, principally in the hospitality and vacation ownership industry. Mr. Avril has been a self-employed consultant since March 2017. He previously served as Chief Executive Officer of Diamond Resorts International, Inc., a hospitality and vacation ownership company, from November 2016 to March 2017. Prior to that, he was Chief Executive Officer-elect for Vistana Signature Experiences, Inc. (“Vistana”), a vacation ownership business, from February 2015 to May 2016, after his retirement as President, Hotel Group, for Starwood Hotels & Resorts Worldwide, Inc. (“Starwood”) – a position he held from September 2008 to December 2012. In this role, he was responsible for hotel operations worldwide for Starwood’s nine hotel brands, consisting of 960 properties in approximately 97 countries. Before that, from 2002 to 2008, he served in a number of executive leadership positions with Starwood, and from 1989 to 1998, held various senior leadership positions with Vistana including President and Managing Director of Operations.
Mr. Avril previously served as a director and Chairman of the Board of Directors of Franchise Group, Inc. and Babcock & Wilcox Enterprises, Inc.
Mr. Avril received his B.S. in Accounting from the University of Miami (Florida) and is a Certified Public Accountant (inactive status).
Mr. Dausch has served as Global Chief Digital and Technology Officer, Pizza Hut at Yum! Brands, Inc., a multinational fast food company, since December 2024. Prior to that, he served as Executive Vice President and Chief Strategy and Consumer Experience Officer at Under Armour, Inc., one of the world’s leading athletic performance brands from May 2024 to December 2024 and Executive Vice President, Chief Customer Officer from July 2023 to May 2024 where he led the company’s efforts to drive stronger consumer demand and engagement. Prior to joining Under Armour, Mr. Dausch was the Chief Digital and Transformation Officer of Marriott International, Inc., a global lodging company, from March 2021 to July 2023 where he led Marriott International’s direct digital channels and spearheaded the company’s largest business transformation initiative, Senior Vice President, Enterprise Products from 2016 to 2021, where he played a leading role in the successful merger of Marriott International and Starwood from 2016 to 2019, and Senior Vice President, Global Operations from 2014 to 2016. Mr. Dausch’s career at Marriott spanned over 20 years with increasing leadership responsibility in the areas of Corporate Finance, Sales and Marketing, Brand Management, Franchising, Operations, Digital and Technology.
Mr. Dausch received a B.A. in Business Administration and Management from Pepperdine University.
On February 19, 2025, Melquiades R. Martinez and Raymond L. Gellein, Jr. notified the Company of their decision to retire from their positions as members of the Board effective immediately prior to the Company’s 2025 annual meeting of stockholders, at which time the size of the Board shall be decreased to 11 members. Both Mr. Martinez and Mr. Gellein advised the Company that their decision to retire from the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.
On February 24, 2025, the Company issued a press release announcing the election of Messrs. Avril and Dausch as directors of the Board, and the retirement of Messrs. Martinez and Gellein from the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press Release issued February 24, 2025
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	February 24, 2025	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer
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